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                                                                    EXHIBIT 99.2

                    NOTE REGARDING FORWARD-LOOKING STATEMENTS

Forward-looking statements in the Press Release dated February 7, 2001 about Cendant are subject to known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cendant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements include the information concerning future financial performance, business strategy, projected plans and objectives of Cendant.

Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "project", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical acts. You should understand that the following important factors and assumptions could affect the future results of Cendant and could cause actual results to differ materially from those expressed in such forward-looking statements:

    o the effect of economic conditions and interest rate changes on the economy on a national, regional or international basis and the impact thereof on Cendant's businesses;

    o the effects of changes in current interest rates, particularly on our real estate franchise and mortgage segments and on our financing costs;

    o the resolution or outcome of Cendant's unresolved pending litigation relating to the previously announced accounting irregularities and other related litigation;

    o the ability of Cendant to develop and implement operational and financial systems to manage rapidly growing operations and to achieve enhanced earnings or effect cost savings;

    o competition in Cendant's existing and potential future lines of business and the financial resources of, and products available to, competitiors;

    o the ability of Cendant to integrate and operate successfully acquired and merged businesses and risks associated with such businesses, including the acquisition of Fairfield and Avis, the compatibility of the operating systems of the combining companies, and the degree to which existing administrative and back-office functions and costs of Cendant and the acquired companies are complementary or redundant;

    o uncertainty relating to the timing and impact of the proposed dispositions of certain businesses within the Move.com Group and Welcome Wagon

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         International, Inc. and the spin-off of Cendant's Individual Membership segment;

    o Cendant's ability to obtain financing on acceptable terms to finance its growth strategy and for Cendant to operate within the limitations imposed by financing arrangements and rating agencies;

    o competitive and pricing pressures in the vacation ownership and travel industries, including the car rental industry;

    o Changes in the vehicle manufacturer repurchase arrangements between vehicle manufacturers and Avis in the event that used vehicle values decrease; and

    o changes in laws and regulations, including changes in accounting standards and privacy policy regulation in our membership and marketing businesses; and

Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the control of Cendant.

You should consider the areas of risk described above in connection with any forward-looking statements that may be made by Cendant. Except for their ongoing obligations to disclose material information under the federal securities laws, Cendant undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. For any forward-looking statements contained in any document, Cendant claims the protection of the safe harbor for forward-looking statement contained in the Private Securities Litigation Reform Act of 1995.

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